EXHIBIT 10.1

SECOND AMENDMENT TO ACQUISITION AND CONSULTING AGREEMENT
BETWEEN MAB RESOURCES LLC AND PETROHUNTER ENERGY CORPORATION
DATED NOVEMBER 15, 2007

SECOND AMENDMENT TO
ACQUISITION AND CONSULTING AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”) is made this 15th day of November, 2007, by and between MAB Resources LLC (“MAB”) and PetroHunter Energy Corporation (“PetroHunter”), and is an amendment to that certain Acquisition and Consulting Agreement between MAB and PetroHunter, dated effective January 1, 2007, as amended by the First Amendment, dated October 29, 2007 (collectively, the “Original Agreement”).

The Parties agree as follows:

1.           Section 3.5 and all other applicable provisions of the Original Agreement shall be amended to provide that, effective November 1, 2007, the remaining principal balance of the Promissory Note (the “Note”) shall be reduced in accordance with the following:

(a) The Note shall be reduced by $8 million, in consideration of PetroHunter issuing to MAB (i) an additional sixteen million shares of PetroHunter common stock (the “Exchange Shares”), and (ii) thirty-two million warrants, on the terms set forth in the form of Warrant attached hereto. PetroHunter shall deliver a certificate to MAB representing the Exchange Shares by November 30, 2007;

(b) The Note shall be reduced by $2,493,777, in consideration of PetroHunter releasing MAB from the obligation to pay the equivalent amount ($2,493,777), which the parties agree is the amount owed by MAB (as of November 1, 2007) in its capacity as Guarantor of the performance of Galaxy Energy Corporation under that certain Subordinated Unsecured Promissory Note, dated August 31, 2007;

(c)  The Note shall be reduced by $500,000 in consideration of payment by PetroHunter to MAB or to MAB’s designated assigns, no later than December 31, 2007;

(d)  Principal payments in the amount of $225,000 per month (plus accrued interest) shall be payable under the Note, commencing February 1, 2008;

(e)   The effective date of that certain Waiver and Release from MAB, dated November 12, 2007, pertaining to a waiver and release by MAB of any and all claims against PetroHunter under the Original Agreement and/or the Note, shall be extended to the date of this Second Amendment and shall be deemed to incorporate the provisions of this Second Amendment, including but not limited to a waiver and release of claims related to late payment or non-payment of any amounts owed to MAB prior to February 1, 2008, other than delivery of the Exchange Shares and payment of the amount owed pursuant to Section 1(c), above; and

(d)   The Note shall be amended or shall be replaced in its entirety with a new promissory note to be executed by PetroHunter, to reflect the provisions set forth above.

2.           The defined terms in the Original Agreement shall apply to this Second Amendment.

3.           Except as expressly stated herein, the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first stated above.

MAB RESOURCES LLC	PETROHUNTER ENERGY CORPORATION

By: /s/ Marc A. Bruner	By: David E. Brody
Marc A. Bruner, President	Title: VP & General Counsel

Warrant No. W-MAB-001	Warrants to Purchase *32,000,000* Shares of Common Stock

PETROHUNTER ENERGY CORPORATION
(incorporated under of the State of Maryland)
CERTIFICATE FOR WARRANTS TO PURCHASE COMMON STOCK
EXERCISABLE AT ANY DATE PRIOR TO 5:00 P.M., MOUNTAIN TIME (UNITED STATES OF AMERICA), November __, 2009

Neither this security nor the securities into which this security is exercisable have been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the company.

THIS CERTIFIES THAT, for value received MAB Resources LLC (the “Holder”), as registered owner of the above indicated number of Warrants, is entitled to at any time until 5:00 p.m., Mountain Time (United States of America), November __, 2009, or at such later date as the Company, by authorization of its Board of Directors, shall determine (the “Exercise Period”), to subscribe for, purchase, and receive up to Thirty-Two Million (32,000,000) shares of common stock, US$0.001 par value per share, fully paid and nonassessable (the “Common Stock”), of PETROHUNTER ENERGY CORPORATION, a Maryland corporation (the “Company”), at the price of US$0.50 per share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment of the Exercise Price for such shares of the Common Stock to the Company at the principal office of the Company; provided, however, that if the Company shall change the number of shares of its Common Stock issued and outstanding during the term of this Warrant by dividend, split, reverse split, or recapitalization, a proportionate adjustment shall be made to the number of shares of Common Stock to be issued upon the exercise of this Warrant, and to the Exercise Price herein stated.  In lieu of issuing fractional shares, fractional amounts shall be rounded to the nearest whole share.

Upon exercise of the Warrant, the form of election hereinafter provided for must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed.  If the subscription rights represented hereby shall not have been exercised by the expiration of the Exercise Period, this Warrant shall become void and without further force or effect, and all rights represented hereby shall cease and expire.

In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder a new warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

In no event shall this Warrant (or the shares of the Common Stock issuable upon full or partial exercise hereof) be offered or sold except in conformity with the United States Securities Act of 1933, as amended.

The Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

By acceptance of this Warrant, Holder represents that this Warrant and all shares of Common Stock acquired upon exercise hereof are acquired and will be acquired for the Holder’s own account for investment and with no intention at the time of such purchase or acquisition of distributing or reselling the same or any part thereof to the public and, in furtherance of this representation, agrees to execute and deliver to the Company a subscription agreement containing customary investment intent representations and agrees that this Warrant and any Common Stock issued upon exercise hereof may be legended to prohibit transfer, sale, or other disposition except in the compliance with such investment letter.

IN  WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and to be sealed with the seal of the Company this ____ day of November, 2007.

PETROHUNTER ENERGY CORPORATION
S E A L
By: ___________________________________________
       Charles B. Crowell, Chief Executive Officer

EXERCISE FORM

(To be executed by the Holder to exercise the right to purchase common stock evidenced by the within Warrant)

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _______________ shares of the Common Stock of the Company called for thereby, and hereby makes payment of $______________ (at the rate of US$0.50 per share of the Common Stock) in payment of the Exercise Price pursuant thereto.  Please issue the shares of the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

Dated:  ___________________    Name (Printed):_________________________________

Signature:__________________________________

Signature:__________________________________

Signature Guaranteed:___________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:____________________________________________________

Address: _________________________________________________

Social Security or Tax Identification Number:_______________________________________

ASSIGNMENT FORM

(To be executed by the registered Holder to effect a transfer of the within Warrants:)

FOR VALUE RECEIVED,___________________________________, does hereby sell, assign and transfer unto ____________________________________________ the right to purchase _________________shares of Common Stock of the Company evidenced by the within Warrant, and does hereby irrevocably constitute and appoint _________________________ ______________________________ attorney to transfer such right on the books of the Company with full power of substitution in the premises.

Dated:  ___________________    Name (Printed):_________________________________

Signature:__________________________________

Signature:__________________________________

Signature Guaranteed:___________________________

********************

NOTICE:  The signature(s) to the Exercise Form or Assignment Form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company, or by a firm having membership on a registered national securities exchange.